77C  Global Proxy

Legg Mason Partners Equity Trust (All Series)

Sub-Item 77C (Global Proxy relating to all series)
Registrant incorporates by reference Registrant's Form DefA14A
"dated October 6, 2006 filed on October 6, 2006."
(Accession No. 000119312506203842)